CORNERSTONE


ADVANTUS CORNERSTONE FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999


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
ADVANTUS CORNERSTONE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE

[PHOTO]
GARY ASTER
PORTFOLIO MANAGER
The Advantus Cornerstone Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in equity
securities of mid and large
capitalization companies
(i.e., companies with a
market capitalization of at
least $1.5 billion) at the
time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
are undervalued relative to
other securities, earn low
returns with a potential for
higher returns or are
undervalued relative to their
potential for improved
operating performance and
financial strength.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

The Cornerstone Fund's performance for the six-month period ended March 31, 1999 for each class of shares offered is as follows:

Class A..........................   10.28 percent*
Class B..........................    9.76 percent*
Class C..........................    9.84 percent*

The Fund's benchmark, the Russell 1000 Value Index,** earned 18.28 percent for the same period.

PERFORMANCE ANALYSIS

After outperforming its benchmark in October 1998, the Advantus Cornerstone Fund has trailed its benchmark index for much of this reporting period. Analysis of the data reveals that the contrarian style of investing remains out of favor. In fact, companies with no earnings or negative earnings generated the highest returns in the Russell 1000 Value Index** by a wide margin and contributed more than 80 percent to the Index's total return. A similar pattern is found when we examine returns based on price-to-book value. We believe this data reflects the desire by some investors for earnings momentum, regardless of traditional business valuation measures. While the Fund has some exposure to the low-earning, rapid-growth arena, it is under-weighted relative to the Index. On a similar note, companies with the largest market capitalizations delivered greater returns than their mid-sized counterparts, reflecting a continuing desire for liquidity.

The long-term trend of growth stocks outperforming value stocks continues. During the first quarter of 1999, growth stocks outperformed their value counterparts by margins approaching the widest in history. This scenario existed not only in the broader markets, but also within certain style segments. The fastest growing third of the Russell 1000 Value Index** generated returns greater than the total Index return; the remaining two-thirds of the stocks in the Index earned negative returns.

During this reporting period, the Basic Materials, Consumer Staples and Energy-related economic sectors provided the best relative performance for the Fund. The Financial sector represented the entire performance deficit in the fourth quarter of 1998 - hence, our considerable under-weighting in banks, which we have maintained throughout this reporting period. We believed the banking industry, as well as much of the Financial sector, was fully valued and would soon experience over capacity.

Consumer Staples and Capital Goods fell in and out of favor during the period, shining in the fourth quarter of 1998 and lackluster in the first quarter of 1999. In these sectors, several companies reported lower-than expected quarterly earnings; in addition, their stock prices underwent severe selling pressure. While many of the Fund's holdings were either increased or decreased during the period, there were no significant positions eliminated or added.

OUTLOOK

The Fund is likely to experience changes over time, but we are currently satisfied with the Fund's composition. We continue to diligently search for companies that meet our investing criteria, and we will not hesitate to add positions that appear to have greater potential than our existing holdings.

While it may be tempting to participate in current trends, such as buying earnings momentum at any price, we remain committed to a discipline of investing in companies that we believe are inefficiently priced in the market and have some downside protection in the event of a market decline.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains stock from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                  INVESTMENT IN THE ADVANTUS CORNERSTONE FUND,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1999.

                   CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                                       One year     -14.17%
                                                Since inception
                                                      (9/16/94)      14.39%
Class B:
                                                       One year     -14.42%
                                                Since inception
                                                      (9/16/94)      14.67%
(Thousands)
                                                        Class A     Class B   Russell 1000        CPI
                                                                               Value Index
9/16/94                                                 $10,000     $10,000        $10,000    $10,000
9/30/94                                                   9,374       9,870          9,743     10,054
9/30/95                                                  11,659      11,708         12,441     10,275
9/30/96                                                  14,517      14,649         14,673     10,570
9/30/97                                                  20,085      20,400         20,880     10,818
9/30/98                                                  16,782      16,947         21,629     10,973
3/31/99                                                  18,506      18,615         25,583     11,066

                          CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class C:
                                                      One year     -9.87%
                                               Since inception
                                                      (3/1/95)     16.25%
(Thousands)
                                                       Class C        CPI   Russell 1000
                                                                             Value Index
3/01/95                                                $10,000    $10,000        $10,000
9/30/95                                                 12,013     10,146         12,107
9/30/96                                                 14,846     10,437         14,280
9/30/97                                                 20,354     10,682         20,320
9/30/98                                                 16,838     10,834         21,049
3/31/99                                                 18,495     10,927         24,897

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                    MARKET     % OF STOCK
COMPANY                                  SHARES      VALUE     PORTFOLIO
---------------------------------------  -------  -----------  ----------
Exxon Corporation......................   70,185  $ 4,952,429      4.2%
International Business Machines........   21,595    3,827,714      3.3%
AT&T Corporation.......................   47,212    3,768,108      3.2%
SBC Communications, Inc................   75,642    3,564,629      3.1%
Morton International, Inc..............   93,500    3,436,125      2.9%
YPF Sociedad Anonima...................  108,800    3,434,000      2.9%
Hormel Foods Corporation...............   95,900    3,416,437      2.9%
Federal National Mortgage
  Association..........................   47,900    3,317,075      2.8%
American International Group...........   26,575    3,205,609      2.7%
Travelers Group, Inc...................   49,440    3,157,980      2.7%
                                                  -----------    -----
                                                  $36,080,106     30.7%
                                                  -----------    -----
                                                  -----------    -----

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials                       9.2%
Capital Goods                         3.5%
Communication Services               13.3%
Consumer Cyclical                     7.9%
Consumer Staples                      7.8%
Energy                               11.6%
Financial                            27.8%
Technology                            5.6%
Transportation                        2.9%
Utilities                             8.5%
Cash and Other
Assets/Liabilities                    1.9%

                                                       Advantus Cornerstone Fund
                                                       Investments in Securities

                                                                  March 31, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------------                                                                         --------------
COMMON STOCK (98.1%)
  BASIC MATERIALS (9.2%)
    Chemicals (5.1%)
      22,525   E.I. DuPont de Nemours and Company..................................  $    1,307,858
      93,500   Morton International, Inc...........................................       3,436,125
      46,600   Sigma-Aldrich.......................................................       1,363,050
                                                                                     --------------
                                                                                          6,107,033
                                                                                     --------------
    Iron and Steel (.7%)
     107,000   Bethlehem Steel Corporation (b).....................................         882,750
                                                                                     --------------
    Paper and Forest (3.4%)
      64,837   Fort James Corporation..............................................       2,054,522
      37,000   Louisianna-Pacific Corporation......................................         689,125
      42,400   Mead Corporation....................................................       1,303,800
                                                                                     --------------
                                                                                          4,047,447
                                                                                     --------------
  CAPITAL GOODS (3.5%)
    Containers-Metal/Glass (.3%)
      12,000   Owens-Illinois, Inc. (b)............................................         300,000
                                                                                     --------------
    Electrical Equipment (3.2%)
      78,500   Diebold.............................................................       1,884,000
      87,500   Raychem Corporation.................................................       1,974,219
                                                                                     --------------
                                                                                          3,858,219
                                                                                     --------------
  COMMUNICATION SERVICES (13.3%)
    Telecommunication (2.3%)
      31,555   MCI Worldcom, Inc. (b)..............................................       2,794,590
                                                                                     --------------
    Telephone (11.0%)
      47,212   AT&T Corporation....................................................       3,768,108
      42,200   Bell Atlantic Corporation...........................................       2,181,212
      55,925   Bellsouth Corporation...............................................       2,240,495
      23,395   GTE Corporation.....................................................       1,415,397
      75,642   SBC Communications, Inc.............................................       3,564,629
                                                                                     --------------
                                                                                         13,169,841
                                                                                     --------------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------------                                                                         --------------
  CONSUMER CYCLICAL (7.9%)
    Auto (2.9%)
      31,710   Ford Motor Company..................................................  $    1,799,542
      18,550   General Motors Corporation..........................................       1,611,531
                                                                                     --------------
                                                                                          3,411,073
                                                                                     --------------
    Publishing (.4%)
      13,745   Reader's Digest Association.........................................         432,108
                                                                                     --------------
    Retail (2.7%)
      47,510   Consolidated Stores Corporation (b).................................       1,440,147
      43,200   Federated Department Stores (b).....................................       1,733,400
                                                                                     --------------
                                                                                          3,173,547
                                                                                     --------------
    Service (1.9%)
      56,625   Cendant Corporation (b).............................................         891,844
      30,000   H & R Block, Inc....................................................       1,421,250
                                                                                     --------------
                                                                                          2,313,094
                                                                                     --------------
  CONSUMER STAPLES (7.8%)
    Food (2.9%)
      95,900   Hormel Foods Corporation............................................       3,416,437
                                                                                     --------------
    Retail (1.5%)
     193,400   Food Lion, Inc......................................................       1,779,883
                                                                                     --------------
    Service (1.5%)
      61,300   Deluxe Corporation..................................................       1,785,362
                                                                                     --------------
    Tobacco (1.9%)
      65,500   Philip Morris Companies, Inc........................................       2,304,781
                                                                                     --------------
  ENERGY (11.6%)
    Oil (10.6%)
      16,885   Chevron Corporation.................................................       1,493,267
      70,185   Exxon Corporation...................................................       4,952,429
      22,555   Mobil Corporation...................................................       1,984,840
      15,415   Texaco, Inc.........................................................         874,801
     108,800   YPF Sociedad Anonima (c)............................................       3,434,000
                                                                                     --------------
                                                                                         12,739,337
                                                                                     --------------

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------------                                                                         --------------
  ENERGY--CONTINUED
    Oil & Gas (1.0%)
       9,100   Atlantic Richfield Company..........................................  $      664,300
      28,500   K N Energy, Inc.....................................................         568,219
                                                                                     --------------
                                                                                          1,232,519
                                                                                     --------------
  FINANCIAL (27.8%)
    Auto Finance (.5%)
      14,880   Fleet Financial Group, Inc..........................................         559,860
                                                                                     --------------
    Banks (9.8%)
      38,810   Bank One Corporation................................................       2,136,976
      42,500   BankAmerica Corporation (b).........................................       3,001,563
      23,790   Chase Manhattan Corporation.........................................       1,934,424
      25,400   First Union Corporation.............................................       1,357,313
       9,600   National City Corporation...........................................         637,200
      49,500   TCF Financial Corporation...........................................       1,287,000
      40,480   Wells Fargo Company.................................................       1,419,330
                                                                                     --------------
                                                                                         11,773,806
                                                                                     --------------
    Consumer Finance (1.7%)
      17,500   American Express Company............................................       2,056,250
                                                                                     --------------
    Finance-Diversified (2.8%)
      47,900   Federal National Mortgage Association...............................       3,317,075
                                                                                     --------------
    Insurance (8.0%)
      21,850   Allstate Corporation................................................         809,816
      26,575   American International Group........................................       3,205,609
      76,000   Everest Reinsurance Holdings........................................       2,370,250
      49,440   Travelers Group, Inc................................................       3,157,980
                                                                                     --------------
                                                                                          9,543,655
                                                                                     --------------
    Investment Bankers/Brokers (1.3%)
      16,020   Morgan Stanley Dean Witter..........................................       1,600,999
                                                                                     --------------

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------------                                                                         --------------
  FINANCIAL--CONTINUED
    Real Estate Investment Trust (2.0%)
      57,300   Equity Residential Properties.......................................  $    2,363,625
                                                                                     --------------
    Savings and Loans (1.7%)
     164,960   Sovereign Bancorp, Inc..............................................       2,020,760
                                                                                     --------------
  TECHNOLOGY (5.6%)
      33,800   Electronic Data Systems Corporation.................................       1,645,638
       9,855   Hewlett-Packard Company.............................................         668,292
      21,595   International Business Machines.....................................       3,827,714
      19,300   Nova Corporation (b)................................................         506,625
                                                                                     --------------
                                                                                          6,648,269
                                                                                     --------------
  TRANSPORTATION (2.9%)
    Air Freight (.1%)
       5,700   Airborne Freight Corporation........................................         177,413
                                                                                     --------------
    Railroads (1.4%)
      31,100   Union Pacific Corporation...........................................       1,661,906
                                                                                     --------------
    Trucking (1.4%)
      43,800   CNF Transportation..................................................       1,656,188
                                                                                     --------------
  UTILITIES (8.5%)
    Electric Companies (7.1%)
      35,000   AES Corporation (b).................................................       1,303,750
      59,200   Dominion Resources, Inc.............................................       2,186,700
     112,000   Teco Energy.........................................................       2,226,000
      67,800   Texas Utilities Company.............................................       2,826,413
                                                                                     --------------
                                                                                          8,542,863
                                                                                     --------------
    Natural Gas (1.4%)
      51,000   El Paso Energy Corporation..........................................       1,667,063
                                                                                     --------------
Total common stock (cost: $104,775,838)............................................     117,337,753
                                                                                     --------------

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                             MARKET
PRINCIPAL                                   VALUE(a)
------------                             --------------
SHORT-TERM SECURITIES (2.0%)
$  1,998,750   Federated Prime           $    1,998,750
                Obligation Fund,
                current rate 4.860%....
     380,000   U.S.                             377,698
               Treasury
                Note... 4.572%   05/20/99
                                         --------------
               Total short-term
                securities (cost:
                $2,376,432)............       2,376,448
                                         --------------
               Total investments in
                securities (cost:
                $107,152,270)(d).......  $  119,714,201
                                         --------------
                                         --------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 2.9% of the net assets in foreign securities as of March 31, 1999.
(d) At March 31, 1999 the cost of securities for federal income tax purposes was $107,260,406. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation......................................................  $   18,259,538
Gross unrealized depreciation......................................................      (5,805,743)
                                                                                     --------------
Net unrealized appreciation........................................................  $   12,453,795
                                                                                     --------------
                                                                                     --------------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(UNAUDITED)

                                   ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $107,152,270)............................  $  119,714,201
Cash in bank on demand deposit..............................               6
Receivable for Fund shares sold.............................          25,560
Receivable for investment securities sold...................         383,180
Accrued interest receivable.................................           6,289
Dividends receivable........................................         188,856
Organizational costs (note 5)...............................           4,642
Other receivables...........................................             893
                                                              --------------
    Total assets............................................     120,323,627
                                                              --------------
                                LIABILITIES
Payable for investment securities purchased.................         303,662
Payable for Fund shares redeemed............................         248,273
Payable to Adviser..........................................         156,920
Other payables..............................................             174
                                                              --------------
    Total liabilities.......................................         709,029
                                                              --------------
Net assets applicable to outstanding capital stock..........  $  119,614,598
                                                              --------------
                                                              --------------
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
   billion shares, Class B - 2 billion shares, Class C - 2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $       78,780
  Additional paid-in capital................................     111,932,760
  Undistributed net investment income.......................          20,497
  Accumulated net realized losses from investments..........      (4,979,370)
  Unrealized appreciation on investments....................      12,561,931
                                                              --------------
    Total - representing net assets applicable to
     outstanding capital stock..............................  $  119,614,598
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class A shares.........  $   96,340,067
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class B shares.........  $   20,581,040
                                                              --------------
                                                              --------------
Net assets applicable to outstanding Class C shares.........  $    2,693,491
                                                              --------------
                                                              --------------
Shares outstanding and net asset value per share:...........
  Class A - Shares outstanding 6,330,592....................  $        15.22
                                                              --------------
                                                              --------------
  Class B - Shares outstanding 1,367,942....................  $        15.05
                                                              --------------
                                                              --------------
  Class C - Shares outstanding 179,503......................  $        15.01
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $       97,556
  Dividends.................................................       1,384,179
                                                              --------------
      Total investment income...............................       1,481,735
                                                              --------------
Expenses (note 4):
  Investment advisory fee...................................         505,240
  Rule 12b-1 fees - Class A.................................         143,250
  Rule 12b-1 fees - Class B.................................         110,875
  Rule 12b-1 fees - Class C.................................          15,402
  Administrative services fee...............................          26,200
  Amortization of organizational costs......................           5,550
  Custodian fees............................................           1,318
  Auditing and accounting services..........................           7,471
  Legal fees................................................           4,750
  Directors' fees...........................................           1,105
  Registration fees.........................................          24,475
  Printing and shareholder reports..........................          27,057
  Insurance.................................................           1,956
  Other.....................................................           4,949
                                                              --------------
      Total expenses........................................         879,598
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................         (16,931)
                                                              --------------
      Total net expenses....................................         862,667
                                                              --------------
      Investment income - net...............................         619,068
                                                              --------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)...............        (576,532)
  Net change in unrealized appreciation or depreciation on
   investments..............................................      12,052,163
                                                              --------------
      Net gains on investments..............................      11,475,631
                                                              --------------
Net increase in net assets resulting from operations........  $   12,094,699
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                  1999            1998
                                                              -------------   -------------
Operations:
  Investment income - net...................................  $     619,068   $   1,114,681
  Net realized loss on investments..........................       (576,532)       (957,360)
  Net change in unrealized appreciation or depreciation on
   investments..............................................     12,052,163     (23,581,265)
                                                              -------------   -------------
      Increase (decrease) in net assets resulting from
       operations...........................................     12,094,699     (23,423,944)
                                                              -------------   -------------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................       (574,573)     (1,055,429)
    Class B.................................................        (43,200)        (55,277)
    Class C.................................................         (5,227)         (7,294)
  Net realized gains on investments:
    Class A.................................................             --     (10,892,809)
    Class B.................................................             --      (2,297,711)
    Class C.................................................             --        (378,519)
                                                              -------------   -------------
      Total distributions...................................       (623,000)    (14,687,039)
                                                              -------------   -------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................      3,483,879      29,714,273
    Class B.................................................      1,390,485      11,465,827
    Class C.................................................        238,603       2,734,418
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................        372,305       8,864,188
    Class B.................................................         44,164       2,275,526
    Class C.................................................          5,239         364,701
  Payments for redemption of shares:
    Class A.................................................    (10,457,254)    (21,641,291)
    Class B.................................................     (4,090,138)     (7,290,091)
    Class C.................................................       (947,459)     (2,399,684)
                                                              -------------   -------------
      Increase (decrease) in net assets from capital share
       transactions.........................................     (9,960,176)     24,087,867
                                                              -------------   -------------
      Total increase (decrease) in net assets...............      1,511,523     (14,023,116)
Net assets at beginning of period...........................    118,103,075     132,126,191
                                                              -------------   -------------
Net assets at end of period (including undistributed net
 investment income of $20,497 and $18,879, respectively)....  $ 119,614,598   $ 118,103,075
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

                                                       Advantus Cornerstone Fund
                                                   Notes to Financial Statements
                                                                  MARCH 31, 1999
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $5,550.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $21,546,063 and $29,161,295, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. The total amount of Rule 12b-1 fees waived for the period from October 1, 1998 to February 1, 1999 was $16,931.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $45,129.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,264,365 Class A shares which represents
35.8 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period from October 1, 1998 to March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                           ---------------------  --------------------  --------------------
                                             1999        1998       1999       1998       1999       1998
                                           ---------  ----------  ---------  ---------  ---------  ---------
Sold.....................................    229,295   1,800,201     92,314    705,598     15,693    169,067
Issued for reinvested distributions......     23,962     554,502      2,872    144,152        340     23,295
Redeemed.................................   (681,051) (1,342,646)  (269,864)  (463,039)   (62,606)  (150,239)
                                           ---------  ----------  ---------  ---------  ---------  ---------
                                            (427,794)  1,012,057   (174,678)   386,711    (46,573)    42,123
                                           ---------  ----------  ---------  ---------  ---------  ---------
                                           ---------  ----------  ---------  ---------  ---------  ---------

(7) YEAR 2000

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                         ------------------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,                                                            PERIOD FROM
                                           1998 TO                    YEAR ENDED SEPTEMBER 30,                 SEPTEMBER 16,
                                          MARCH 31,     ----------------------------------------------------     1994(b) TO
                                             1999         1998         1997        1996          1995(a)            1994
                                         ------------   ---------   ----------   ---------   ---------------   --------------
Net asset value, beginning of period...     $ 13.88     $   18.68   $    15.06   $   12.96       $     10.63       $ 10.77
                                         ------------   ---------   ----------   ---------   ---------------   --------------
Income from investment operations:
  Net investment income (loss).........         .09           .16          .14         .09               .12           .01
  Net gains (losses) on securities
    (both realized and unrealized).....        1.34         (3.04)        5.19        2.91              2.42          (.15)
                                         ------------   ---------   ----------   ---------   ---------------   --------------
    Total from investment operations...        1.43         (2.88)        5.33        3.00              2.54          (.14)
                                         ------------   ---------   ----------   ---------   ---------------   --------------
Less distributions:
  Dividends from net investment
    income.............................        (.09)         (.16)        (.14)       (.08)             (.16)           --
  Distributions from capital gains.....          --         (1.76)       (1.57)       (.82)             (.05)           --
                                         ------------   ---------   ----------   ---------   ---------------   --------------
    Total distributions................        (.09)        (1.92)       (1.71)       (.90)             (.21)           --
                                         ------------   ---------   ----------   ---------   ---------------   --------------
Net asset value, end of period.........     $ 15.22     $   13.88   $    18.68   $   15.06       $     12.96       $ 10.63
                                         ------------   ---------   ----------   ---------   ---------------   --------------
                                         ------------   ---------   ----------   ---------   ---------------   --------------
Total return(c)........................       10.28%       (16.45)%      38.35%      24.52%            24.38%        (1.30)%
Net assets, end of period (in
  thousands)...........................     $96,340     $  93,833   $  107,322   $  48,383       $    29,520       $10,616
Ratio of expenses to average daily net
  assets(d)(e).........................        1.22%(g)      1.16%        1.08%       1.26%             1.35%          .05%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....        1.13%(g)       .98%         .85%        .70%             1.01%          .07%(f)
Portfolio turnover rate (excluding
  short-term securities)...............        17.8%        114.4%        87.7%      128.0%            160.1%          8.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund has an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the period ended March 31, 1999 and the years ended September 30, 1998, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been 1.10%, .89%, .65% and .50%, respectively, for Class A shares.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30,1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% and .07% for Class A shares, 2.45% and .10% for Class B shares and 2.34% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .56% and .05% for Class A shares, (.15)% and .02% for Class B shares and (.16)% for Class C shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                               CLASS B
                                         -----------------------------------------------------------------------------------
                                         PERIOD FROM                                                           PERIOD FROM
                                          OCTOBER 1,                                                          SEPTEMBER 16,
                                           1998 TO                   YEAR ENDED SEPTEMBER 30,                   1994(b) TO
                                          MARCH 31,     ---------------------------------------------------   SEPTEMBER 30,
                                             1999         1998        1997        1996          1995(a)            1994
                                         ------------   ---------   ---------   ---------   ---------------   --------------
Net asset value, beginning of period...     $ 13.73     $   18.52   $   14.92   $   12.90       $     10.63       $ 10.77
                                         ------------   ---------   ---------   ---------   ---------------   --------------
Income from investment operations:
  Net investment income (loss).........         .03           .03          --        (.01)              .02          (.01)
  Net gains (losses) on securities
    (both realized and unrealized).....        1.32         (3.02)       5.18        2.86              2.41          (.13)
                                         ------------   ---------   ---------   ---------   ---------------   --------------
    Total from investment operations...        1.35         (2.99)       5.18        2.85              2.43          (.14)
                                         ------------   ---------   ---------   ---------   ---------------   --------------
Less distributions:
  Dividends from net investment
    income.............................        (.03)         (.04)       (.01)       (.01)             (.11)           --
  Distributions from capital gains.....          --         (1.76)      (1.57)       (.82)             (.05)           --
                                         ------------   ---------   ---------   ---------   ---------------   --------------
    Total distributions................        (.03)        (1.80)      (1.58)       (.83)             (.16)           --
                                         ------------   ---------   ---------   ---------   ---------------   --------------
Net asset value, end of period.........     $ 15.05     $   13.73   $   18.52   $   14.92       $     12.90       $ 10.63
                                         ------------   ---------   ---------   ---------   ---------------   --------------
                                         ------------   ---------   ---------   ---------   ---------------   --------------
Total return(c)........................        9.76%       (17.21)%     37.68%      23.37%            23.18%        (1.30)%
Net assets, end of period (in
  thousands)...........................     $20,581     $  21,176   $  21,405   $   7,095       $     1,635       $    93
Ratio of expenses to average daily net
  assets(d)(e).........................        1.97%(g)      1.95%       1.98%       2.15%             2.25%          .09%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....         .38%(g)       .18%      (.05)%      (.11)%             %.05           .03%(f)
Portfolio turnover rate (excluding
  short-term securities)...............        17.8%        114.4%       87.7%      128.0%            160.1%          8.1%

                                                                      CLASS C
                                         -----------------------------------------------------------------
                                         PERIOD FROM                                         PERIOD FROM
                                          OCTOBER 1,                                           MARCH 1,
                                           1998 TO          YEAR ENDED SEPTEMBER 30,          1995(b) TO
                                          MARCH 31,     ---------------------------------   SEPTEMBER 30,
                                             1999         1998        1997        1996           1995
                                         ------------   ---------   ---------   ---------   --------------
Net asset value, beginning of period...     $ 13.68     $   18.48   $   14.94   $   12.90       $ 10.79
                                         ------------   ---------   ---------   ---------   --------------
Income from investment operations:
  Net investment income (loss).........         .04           .03          --          --           .02
  Net gains (losses) on securities
    (both realized and unrealized).....        1.32         (3.04)       5.12        2.88          2.14
                                         ------------   ---------   ---------   ---------   --------------
    Total from investment operations...        1.36         (3.01)       5.12        2.88          2.16
                                         ------------   ---------   ---------   ---------   --------------
Less distributions:
  Dividends from net investment
    income.............................        (.03)         (.03)       (.01)       (.02)         (.05)
  Distributions from capital gains.....          --         (1.76)      (1.57)       (.82)           --
                                         ------------   ---------   ---------   ---------   --------------
    Total distributions................        (.03)        (1.79)      (1.58)       (.84)         (.05)
                                         ------------   ---------   ---------   ---------   --------------
Net asset value, end of period.........     $ 15.01     $   13.68   $   18.48   $   14.94       $ 12.90
                                         ------------   ---------   ---------   ---------   --------------
                                         ------------   ---------   ---------   ---------   --------------
Total return(c)........................        9.84%       (17.28)%     37.10%      23.59%        20.13%
Net assets, end of period (in
  thousands)...........................     $ 2,693     $   3,094   $   3,399   $   1,156       $    47
Ratio of expenses to average daily net
  assets(d)(e).........................        1.97%(g)      1.95%       1.98%       2.13%         2.25%(g)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....         .40%(g)       .18%      (.05)%      (.01)%        (.07)%(g)
Portfolio turnover rate (excluding
  short-term securities)...............        17.8%        114.4%       87.7%      128.0%        160.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund has an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the period ended March 31, 1999 and the years ended September 30, 1998, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been 1.10%, .89%, .65% and .50%, respectively, for Class A shares.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30,1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% and .07% for Class A shares, 2.45% and .10% for Class B shares and 2.34% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .56% and .05% for Class A shares, (.15)% and .02% for Class B shares and (.16)% for Class C shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

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Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                      [LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F.48648 Rev. 5-1999